UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 25, 2022
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2022, the Board of Directors of Renasant Corporation (“Renasant”) adopted an amendment to Renasant’s Amended and Restated Bylaws (the “Bylaws”). The amendment to the Bylaws eliminated the mandatory retirement age for Renasant directors.

The foregoing description of the Articles of Amendment to the Bylaws is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is included as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
3(ii)    Articles of Amendment to the Amended and Restated Bylaws of Renasant Corporation

104    The cover page of Renasant Corporation's Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: January 28, 2022	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer